FINAL                                                             02/04/2026

Financial Supplement
Fourth Quarter 2025

This document is a statistical supplement to Aflac’s quarterly earnings release. Throughout the presentation, amounts presented may not foot due to rounding. As you review the supplement, please note the non-U.S. GAAP financial measures and definitions found at the back of this document.
The Company adopted the Financial Accounting Standards Board’s Accounting Standard Update 2018-12 Financial Services - Insurance: Targeted Improvements to the Accounting for Long-Duration Contracts, as clarified and amended by (i) ASU 2019-09 Financial Services - Insurance: Effective Date, and (ii) ASU 2020-11 Financial Services - Insurance: Effective Date and Early Application (collectively, “LDTI”) as of January 1, 2023. The amended guidance is applied as of the beginning of the earliest period presented in the Company’s quarterly and annual financial statements, which results in a January 1, 2021 Transition Date. In conjunction with the adoption of LDTI, the Company changed its practice of recording the change in the deferred profit liability (DPL) on products with limited-payment features from the benefits and claims, net line item to the net earned premiums line item in the consolidated statement of earnings. This change in presentation has no impact on net earnings. All quarterly and annual amounts for 2021 and 2022 presented herein reflect these changes for LDTI and DPL.
For more information, contact:
David Young
Phone. 706.596.3264
Aflacir@aflac.com
investors.aflac.com

Aflac Incorporated and Subsidiaries

	Share Data
	(In Thousands)

[1]				Shares Issued		Shares Purchased			QTD Weighted Avg. Shares			YTD Weighted Avg. Shares
		Period	Beginning Shares Outstanding	Stk. Bon. & DRP	Stk. Opt. & Misc.	Treas. Shares	Misc. Purch. (1)	Ending Shares Outstanding	Avg. Shares	Dilutive Shares	Avg. Diluted	Avg. Shares	Dilutive Shares	Avg. Diluted

	2023	1	615,256	239	1,152	10,348	347	605,952	611,205	2,745	613,950	611,205	2,745	613,950
		2	605,952	259	225	10,461	6	595,969	600,742	2,187	602,929	605,945	2,466	608,411
		3	595,969	210	115	9,390	7	586,897	591,246	2,350	593,596	600,991	2,427	603,419
		4	586,897	191	94	8,698	5	578,479	581,876	3,005	584,881	596,173	2,572	598,745

	2024	1	578,479	212	1,320	9,276	457	570,278	574,886	2,596	577,482	574,886	2,596	577,482
		2	570,278	217	186	9,288	24	561,369	564,573	2,265	566,838	569,730	2,430	572,160
		3	561,369	165	75	4,882	10	556,717	557,899	2,515	560,414	565,757	2,459	568,216
		4	556,717	156	77	6,982	4	549,964	552,767	2,716	555,483	562,492	2,523	565,015

	2025	1	549,964	173	1,251	8,497	398	542,493	544,707	2,171	546,878	544,707	2,171	546,878
		2	542,493	193	42	7,916	4	534,809	536,688	1,737	538,425	540,676	1,954	542,630
		3	534,809	171	66	9,331	5	525,710	530,050	1,965	532,015	537,095	1,957	539,052
		4	525,710	161	72	7,250	3	518,690	520,394	2,099	522,493	532,885	1,993	534,878

(1) Includes previously owned shares used to purchase options (swapped shares) and/or shares purchased for deferred compensation program

Aflac Incorporated and Subsidiaries

	Summary of Adjusted Results by Business Segment
	(In Millions, except per-share data)

		Years Ended December 31,					3 Months Ended December 31,			12 Months Ended December 31,
		2020	2021	2022	2023	2024	2024	2025	% Change	2024	2025	% Change

	Aflac Japan	$3,263	$3,756	$3,281	$3,234	$3,494	$747	$712	(4.7)%	$3,494	$3,440	(1.5)%
	Aflac U.S.	1,268	1,356	1,359	1,501	1,419	330	300	(9.1)	1,419	1,421	0.1
[1]	Corporate and other (1)	(115)	(293)	(218)	(425)	32	(4)	(31)		32	101
	Pretax adjusted earnings	4,416	4,819	4,422	4,310	4,945	1,073	981	(8.6)	4,945	4,962	0.3
	Income taxes (1)	864	893	808	577	873	208	163	(21.6)	873	954	9.3
[2]	Adjusted earnings (2)	3,552	3,925	3,614	3,733	4,072	865	818	(5.4)	4,072	4,008	(1.6)

	Reconciling items:
	Adjusted net investment gains (losses)	(229)	462	447	914	1,495	1,084	591		1,495	(375)
	Other and non-recurring income (loss)	(28)	(73)	1	39	(23)	(22)	—		(23)	(54)
[3]	Income tax benefit (expense) on items excluded from adjusted earnings (3)	72	(83)	357	(26)	(101)	(25)	(30)		(101)	67
[4]	Tax valuation allowance release (4)	1,411	—	—	—	—	—	—		—	—
	Net earnings	$4,778	$4,231	$4,418	$4,659	$5,443	$1,902	$1,379	(27.5)%	$5,443	$3,646	(33.0)%

	Effective Tax rate	(14.9)%	18.7%	9.3%	11.5%	15.2%	10.9%	12.3%		15.2%	19.6%

	Earnings per share of common stock:
	Net earnings (basic)	$6.69	$6.28	$6.96	$7.81	$9.68	$3.44	$2.65	(23.0)	$9.68	$6.84	(29.3)%
	Net earnings (diluted)	6.67	6.25	6.93	7.78	9.63	3.42	2.64	(22.8)	9.63	6.82	(29.2)

	Adjusted earnings (basic) (2)	$4.98	$5.83	$5.69	$6.26	$7.24	$1.56	$1.57	0.6%	$7.24	$7.52	3.9%
	Adjusted earnings (diluted) (2)	4.96	5.80	5.67	6.23	7.21	1.56	1.57	0.6	7.21	7.49	3.9
(1) The change in value of federal historic rehabilitation and solar investments in partnerships of $43 and $46 for the three-month periods and $65 and $165 for the twelve-month periods ended December 31, 2025, and 2024, respectively, is included as a reduction to net investment income. Tax credits on these investments of $45 and $22 for the three-month periods and $69 and$164 for the twelve-month periods ended December 31, 2025, and 2024, respectively, have been recorded as an income tax benefit in the consolidated statement of earnings.
(2) See non-U.S. GAAP financial measures for definition of adjusted earnings.
(3) Primarily reflects release of $452 in deferred taxes in 2022.
(4) Tax benefit recognized in 2020 represents the release of valuation allowances on deferred tax benefits related to foreign tax credits.

Aflac Incorporated and Subsidiaries

	Consolidated Statements of Earnings - U.S. GAAP
	(In Millions, except per-share data)

		Years Ended December 31,					3 Months Ended December 31,			12 Months Ended December 31,
		2020	2021	2022	2023	2024	2024	2025	% Change	2024	2025	% Change
	Revenues:
	Net earned premiums:
	Gross premiums	$18,955	$17,305	$15,025	$14,318	$13,562	$3,369	$3,389		$13,562	$13,760
	Assumed (ceded)	(333)	(210)	(124)	(195)	(122)	(38)	(64)		(122)	(212)
[1]	Total net earned premiums (1)	18,622	17,095	14,901	14,123	13,440	3,331	3,325	(0.2)%	13,440	13,548	0.8%
	Net investment income	3,638	3,818	3,656	3,811	4,116	1,016	973	(4.2)	4,116	4,076	(1.0)
	Net investment gains (losses)	(270)	468	363	590	1,271	1,032	537		1,271	(572)
	Other income	157	173	220	177	100	24	31		100	112
	Total revenues	22,147	21,554	19,140	18,701	18,927	5,403	4,866	(9.9)	18,927	17,164	(9.3)

	Benefits and Claims:
	Benefits and claims, net:
	Incurred claims -direct	9,364	8,949	8,271	8,005	8,281	2,033	2,162		8,281	8,901
	Incurred claims -assumed (ceded)	(296)	(147)	(108)	(177)	(95)	(38)	(54)		(95)	(189)
[2]	Increase in FPB -direct (2)	2,707	1,819	888	594	(184)	(37)	(167)		(184)	(727)
	Increase in FPB -assumed (ceded) (2)	21	3	51	172	5	7	(3)		5	2
	Total net benefits and claims, excluding reserve remeasurement	N/A	10,623	9,102	8,594	8,008	1,966	1,938		8,008	7,987
	Reserve remeasurement (gain) loss	N/A	(147)	(215)	(383)	(558)	(43)	(36)		(558)	(694)
	Total net benefits and claims	11,796	10,476	8,887	8,211	7,450	1,923	1,902	(1.1)	7,450	7,293	(2.1)

	Acquisition and operating expenses:
[3]	Amortization of DAC (3)	1,214	835	792	816	851	213	219		851	874
	Insurance commissions	1,316	1,256	1,117	1,052	998	247	246		998	991
	Insurance expenses	3,420	3,541	3,249	3,165	3,014	835	866		3,014	3,253
	Interest expense	242	238	226	195	197	50	61		197	220
	Total acquisition and operating expenses	6,192	5,870	5,384	5,228	5,060	1,345	1,392	3.5	5,060	5,338	5.5
	Total benefits and expenses	17,988	16,346	14,271	13,439	12,510	3,268	3,294	0.8	12,510	12,631	1.0

	Pretax earnings	4,159	5,208	4,869	5,262	6,417	2,135	1,572		6,417	4,533

[4]	Income tax expense (benefit) (4)	(619)	977	451	603	974	233	193		974	887

	Net earnings	$4,778	$4,231	$4,418	$4,659	$5,443	$1,902	$1,379	(27.5)%	$5,443	$3,646	(33.0)%
(1) Includes a gain (loss) of $3 and $(1) for the three-month periods and $(52) and $(81) for the twelve-month periods ended December 31, 2025 and 2024, respectively, related to remeasurement of the deferred profit liability for limited- payment contracts.
(2) Future policy benefits
(3) Deferred acquisition costs
(4) Primarily reflects release of $452 in deferred taxes in 2022.

Aflac Incorporated and Subsidiaries

	Analysis of Net Earnings and Net Earnings Per Diluted Share
	(In Millions, except for per-share data)

		Period	Net Earnings	Net Investment Gains (Losses) (1)	Other and Non- Recurring Items (1)(3)	Foreign Currency Impact (2)	Net Earnings Per Share	Net Investment Gains (Losses) (1)	Other and Non-Recurring Items Per Share (1)(3)	Foreign Currency Impact Per Share (2)

[1]		2020	$4,778	$(181)	$1,407	$31	$6.67	$(0.25)	$1.96	$0.04
[2]		2021	4,231	365	(59)	(42)	6.25	0.54	(0.09)	(0.06)
		2022	4,418	803	1	(262)	6.93	1.26	—	(0.41)
[3]		2023	4,659	896	31	(113)	7.78	1.50	0.05	(0.19)
		2024	5,443	1,389	(18)	(103)	9.63	2.46	(0.03)	(0.18)
		2025	3,646	(319)	(43)	19	6.82	(0.60)	(0.08)	0.04

	2023	1	1,188	235	—	(41)	1.94	0.38	—	(0.07)
		2	1,634	653	28	(25)	2.71	1.08	0.05	(0.04)
		3	1,569	472	2	(33)	2.64	0.80	—	(0.06)
		4	268	(464)	—	(14)	0.46	(0.79)	—	(0.02)

	2024	1	1,879	920	(2)	(44)	3.25	1.59	—	(0.08)
		2	1,755	720	—	(37)	3.10	1.27	—	(0.07)
		3	(93)	(1,304)	—	(16)	(0.17)	(2.33)	—	(0.03)
		4	1,902	1,054	(17)	(6)	3.42	1.90	(0.03)	(0.01)

	2025	1	29	(835)	(42)	(8)	0.05	(1.53)	(0.08)	(0.01)
		2	599	(358)	—	23	1.11	(0.66)	—	0.04
		3	1,639	313	(1)	1	3.08	0.59	—	—
		4	1,379	561	—	(1)	2.64	1.07	—	—
(1) Items are presented net of tax.
(2) See non-U.S. GAAP financial measures for definition of adjusted earnings excluding current period foreign currency impact
(3) Tax benefit recognized in the third quarter of 2020 represents the release of valuation allowances on deferred tax benefits related to foreign tax credits.

Aflac Incorporated and Subsidiaries

	Consolidated Balance Sheets
	(In Millions, except per-share data)

		December 31,
		2020	2021	2022	2023	2024	2025
	Assets:
	Investments and cash:
	Securities available for sale:
	Fixed maturity securities available for sale, at fair value	$101,286	$94,206	$71,936	$69,578	$61,841	$60,485
	Fixed maturity securities available for sale - consolidated variable interest entities, at fair value	4,596	4,490	3,805	3,712	3,428	3,636
	Fixed maturity securities held to maturity, at amortized cost, net of allowance for credit losses	24,464	22,000	19,056	17,819	15,966	16,120
	Equity securities, at fair value	1,283	1,603	1,091	1,088	796	887
	Commercial mortgage and other loans, net of allowance for credit losses	10,554	11,786	13,496	12,527	10,869	9,765
	Other investments	2,429	3,842	4,070	4,530	5,958	6,622
	Cash and cash equivalents	5,141	5,051	3,943	4,306	6,229	6,245
	Total investments and cash	149,753	142,978	117,397	113,560	105,087	103,760

[1]	Receivables, net of allowance for credit losses (1)	778	672	647	848	779	835
	Accrued investment income	780	737	745	731	710	718
	Deferred policy acquisition costs	10,441	9,848	9,239	9,132	8,758	9,034
	Property and equipment, net	601	538	530	445	387	351
[2]	Other assets, net of allowance for credit losses (1)(2)	2,733	3,377	3,180	2,008	1,845	1,772
	Total assets	$165,086	$158,150	$131,738	$126,724	$117,566	$116,470

	Liabilities and Shareholders' Equity:
	Liabilities:
	Total policy liabilities	$114,391	$126,331	$96,910	$91,599	$77,508	$69,583
	Notes payable	7,899	7,956	7,442	7,364	7,498	8,409
	Income taxes, primarily deferred	4,661	30	698	154	573	1,368
	Other liabilities	4,576	6,802	6,548	5,622	5,889	7,620
	Total liabilities	131,527	141,119	111,598	104,739	91,468	86,980
	Shareholders' equity:
	Common stock	135	135	135	136	136	136
	Additional paid-in capital	2,410	2,529	2,641	2,771	2,894	3,024
	Retained earnings	37,984	40,963	44,367	47,993	52,277	54,682
	Accumulated other comprehensive income (loss):
	Unrealized foreign currency translation gains (losses)	(1,109)	(1,985)	(3,564)	(4,069)	(4,998)	(4,847)
	Unrealized gains (losses) on fixed maturity securities	10,361	9,602	(702)	1,139	24	(1,809)
	Unrealized gains (losses) on derivatives	(34)	(30)	(27)	(22)	(20)	(13)
	Effect of change in discount rate assumption(s)	N/A	(15,832)	(2,100)	(2,560)	2,006	8,035
	Pension liability adjustment	(284)	(166)	(36)	(8)	10	86
	Treasury stock	(15,904)	(18,185)	(20,574)	(23,395)	(26,231)	(29,804)
	Total shareholders' equity	33,559	17,031	20,140	21,985	26,098	29,490
	Total liabilities & shareholders' equity	$165,086	$158,150	$131,738	$126,724	$117,566	$116,470
(1) Certain reclassifications have been made to prior-year amounts to conform to current-year reporting classifications. These reclassifications had no impact on net earnings or total shareholders' equity.
(2) Includes goodwill of $260 million in December 2025, $263 million in December 2024, $263 million in 2024, $265 million in 2023, $265 million in 2022, $268 million in 2021 and $269 million in 2020

Aflac Incorporated and Subsidiaries

	Quarterly Financial Results
	(In Millions, except per-share data)

[1]											Net EPS		Adj. EPS (1)
		Period	Net Earned Premiums	Net Investment Income	Total Revenues	Benefits & Claims, Net	Total Acquisitions & Adj. Exp.	Total Pretax Earnings	Net Earnings	Adjusted Earnings (1)	Basic	Dil.	Basic	Dil.

		2020	$18,622	$3,638	$22,147	$11,796	$6,192	$4,159	$4,778	$3,552	$6.69	$6.67	$4.98	$4.96
		2021	17,095	3,818	21,554	10,476	5,870	5,208	4,231	3,925	6.28	6.25	5.83	5.80
		2022	14,901	3,656	19,140	8,887	5,384	4,869	4,418	3,614	6.96	6.93	5.69	5.67
		2023	14,123	3,811	18,701	8,211	5,228	5,262	4,659	3,733	7.81	7.78	6.26	6.23
		2024	13,440	4,116	18,927	7,450	5,060	6,417	5,443	4,072	9.68	9.63	7.24	7.21
		2025	13,548	4,076	17,164	7,293	5,338	4,533	3,646	4,008	6.84	6.82	7.52	7.49

	2023	1	3,688	943	4,800	2,150	1,308	1,342	1,188	953	1.94	1.94	1.56	1.55
		2	3,573	999	5,172	2,098	1,249	1,825	1,634	954	2.72	2.71	1.59	1.58
		3	3,476	1,004	4,950	1,860	1,285	1,805	1,569	1,095	2.65	2.64	1.85	1.84
		4	3,385	865	3,777	2,103	1,385	289	268	732	0.46	0.46	1.26	1.25

	2024	1	3,456	1,000	5,436	2,010	1,256	2,170	1,879	961	3.27	3.25	1.67	1.66
		2	3,325	1,095	5,138	1,921	1,198	2,019	1,755	1,035	3.11	3.10	1.83	1.83
		3	3,328	1,006	2,949	1,595	1,262	92	(93)	1,211	(0.17)	(0.17)	2.17	2.16
		4	3,331	1,016	5,403	1,923	1,345	2,135	1,902	865	3.44	3.42	1.56	1.56

	2025	1	3,381	955	3,398	1,945	1,308	145	29	906	0.05	0.05	1.66	1.66
		2	3,470	1,081	4,160	2,010	1,328	822	599	957	1.12	1.11	1.78	1.78
		3	3,372	1,067	4,740	1,436	1,310	1,994	1,639	1,327	3.09	3.08	2.50	2.49
		4	3,325	973	4,866	1,902	1,392	1,572	1,379	818	2.65	2.64	1.57	1.57

(1) See non-U.S. GAAP financial measures for definition of adjusted earnings.

Aflac Incorporated and Subsidiaries

	Quarterly Book Value Per Share
	(In Millions, except per-share data)
[1]
		Period	Equity BV Per Share	AOCI BV Per Share	Adjusted BV Per Share (1)	Adjusted BV Per Share % Change	Adjusted BV Per Share Excluding Foreign Currency Remeasurement G/(L) (1) (2)	Adjusted BV Per Share Excluding Foreign Currency Remeasurement G/(L) % Change (2)

		2020	$48.46	$12.90	$35.56	15.7%	$35.56	15.7%
		2021	26.12	(12.90)	39.01	9.7	37.71	6.0
		2022	32.73	(10.45)	43.18	10.7	38.94	3.3
		2023	38.00	(9.54)	47.55	10.1	41.15	5.7
		2024	47.45	(5.41)	52.87	11.2	42.46	3.2
		2025	56.85	2.80	54.06	2.3	42.66	0.5

	2023	1	32.65	(12.01)	44.66	10.8	40.05	4.8
		2	34.30	(12.31)	46.61	11.5	40.15	5.5
		3	38.63	(9.81)	48.44	10.1	41.10	7.7
		4	38.00	(9.54)	47.55	10.1	41.15	5.7

	2024	1	41.27	(8.95)	50.22	12.4	41.68	4.1
		2	46.40	(5.86)	52.26	12.1	41.98	4.6
		3	44.60	(6.60)	51.21	5.7	43.61	6.1
		4	47.45	(5.41)	52.87	11.2	42.46	3.2

	2025	1	48.55	(3.43)	51.98	3.5	42.61	2.2
		2	50.86	(0.92)	51.78	(0.9)	42.97	2.4
		3	54.57	1.24	53.33	4.1	43.52	(0.2)
		4	56.85	2.80	54.06	2.3	42.66	0.5

(1) See non-U.S. GAAP financial measures for definition of adjusted book value and adjusted book value excluding foreign currency remeasurement
(2) Adjusted BV Per Share Excluding Foreign Currency Remeasurement G/(L) at June 30, 2025, and September 30, 2025 are corrected, due to a calculation error, (previously reported amounts were $44.17 and $46.35, respectively). The percentage change figures for the corresponding periods in Adjusted BV Per Share Excluding Foreign Currency Remeasurement G(L) % Change have been corrected accordingly (previously reported % changes were 5.2% at June 30, 2025 and 6.3% at September 30, 2025).

Aflac Incorporated and Subsidiaries

	Return on Equity

		Year ended December 31,					3 Months Ended December 31,		12 Months Ended December 31,
[1]		2020	2021 (4)	2022	2023	2024	2024	2025	2024	2025

[2]	U.S. GAAP ROE - Net earnings (1)	15.3%	26.7%	23.8%	22.1%	22.6%	29.9%	19.0%	22.6%	13.1%

	Impact of excluding unrealized foreign currency translation gains (losses)	(0.9)	(1.7)	(2.5)	(3.1)	(3.6)	(4.8)	(3.1)	(3.6)	(2.6)
	Impact of excluding unrealized gains (losses) on securities and derivatives	6.2	10.7	4.1	0.2	0.4	0.3	(1.2)	0.4	(0.5)
	Impact of excluding effect on change in discount rate assumptions	N/A	(18.5)	(8.2)	(1.9)	(0.2)	1.0	4.9	(0.2)	2.6
	Impact of excluding pension liability adjustment	(0.2)	(0.2)	(0.1)	—	—	—	—	—	—

	Impact of excluding AOCI	5.1	(9.7)	(6.8)	(4.9)	(3.4)	(3.5)	0.7	(3.4)	(0.4)

	U.S. GAAP ROE - less AOCI	20.3	17.0	17.0	17.2	19.2	26.4	19.7	19.2	12.8

[3]	Differences between adjusted earnings and net earnings (2)	(5.2)	(1.2)	(3.1)	(3.4)	(4.8)	(14.4)	(8.0)	(4.8)	1.3

[4]	Adjusted ROE - reported (3)	15.1	15.8	13.9	13.8	14.4	12.0	11.7	14.4	14.0

[5]	Less: Impact of excluding gains (losses) associated with foreign currency remeasurement (5)	N/A	0.1	1.0	1.8	2.9	2.5	2.8	2.9	3.6

	Adjusted ROE, excluding foreign currency remeasurement (5) (6)	N/A	15.9	14.9	15.6	17.3	14.5	14.5	17.3	17.6
(1) U.S. GAAP ROE is calculated by dividing net earnings (annualized) by average shareholders' equity.
(2) See separate reconciliation of net income to adjusted earnings.
(3) See non-U.S. GAAP financial measures for definition of adjusted return on equity
(4) Return on equity calculations for 2021 use beginning retained earnings and accumulated other comprehensive income adjusted for the adoption of LDTI.
(5) Impact of gains/losses associated with foreign currency remeasurement is calculated by excluding the cumulative (beginning January 1, 2021) foreign currency gains/losses associated with i) foreign currency remeasurement and ii) sales and redemptions of invested assets. The impact is the difference of adjusted return on equity - reported compared with adjusted return on equity, excluding from shareholders' equity, gains/losses associated with foreign currency remeasurement
(6) For the second and third quarter 2025, due to a calculation error, the Company reported adjusted return on equity excluding foreign currency remeasurement in the second quarter of 16.4%, and adjusted return on equity excluding foreign currency remeasurement in the third quarter of 22.1%. The corrected adjusted return on equity excluding foreign currency remeasurement in the second quarter was 16.6%, and the corrected adjusted return on equity excluding foreign currency remeasurement in the third quarter was 23.1%.

Aflac Incorporated and Subsidiaries

	Adjusted Earnings Per Share Excluding Current Period Foreign Currency Impact (1)
	(Diluted Basis)

[1]		Period	Adjusted EPS (1)	Growth	QTD Foreign Currency Impact (1)	YTD Foreign Currency Impact (1)	Excluding Foreign Currency Impact (1)	Change Excluding Foreign Currency Impact

		2020	$4.96	11.7%	N/A	0.04	$4.92	10.8%
		2021	5.80	16.9	N/A	(0.06)	5.86	18.1
		2022	5.67	(2.2)	N/A	(0.41)	6.08	4.8
		2023	6.23	9.9	N/A	(0.19)	6.43	13.4
		2024	7.21	15.7	N/A	(0.18)	7.39	18.6
		2025	7.49	3.9	N/A	0.04	7.46	3.5

	2023	1	$1.55	7.6%	(0.07)	(0.07)	$1.62	12.5%
		2	1.58	7.5	(0.04)	(0.11)	1.62	10.2
		3	1.84	27.8	(0.06)	(0.17)	1.90	31.9
		4	1.25	(4.6)	(0.02)	(0.19)	1.28	(2.3)
			$6.23	9.9%			$6.43	13.4%

	2024	1	$1.66	7.1%	(0.08)	(0.08)	$1.74	12.3%
		2	1.83	15.8	(0.07)	(0.14)	1.89	19.6
		3	2.16	17.4	(0.03)	(0.17)	2.19	19.0
		4	1.56	24.8	(0.01)	(0.18)	1.57	25.6
			$7.21	15.7%			$7.39	18.6%

	2025	1	$1.66	—%	(0.01)	(0.01)	$1.67	0.6%
		2	1.78	(2.7)	0.04	0.03	1.73	(5.5)
		3	2.49	15.3	—	0.03	2.49	15.3
		4	1.57	0.6	—	0.04	1.57	0.6
			$7.49	3.9%			$7.46	3.5%
(1) See non-U.S.GAAP financial measures for definition of adjusted earnings and adjusted earnings excluding current period foreign currency impact

Aflac Incorporated and Subsidiaries

	Composition of Invested Assets
	(In Millions)

		December 31,
		2020	2021	2022	2023	2024	2025

[1]	Fixed Maturity Securities (1)	$116,056	$107,369	$94,525	$88,508	$80,055	$81,383

	Commercial mortgage and other loans, net of allowance for credit losses: (1)
	Transitional Real Estate (floating rate)	5,231	5,246	6,455	5,998	4,703	3,611
	Middle Market Loans (floating rate)	3,635	4,601	5,028	4,531	4,283	4,266
	Commercial Mortgage Loans	1,688	1,854	1,775	1,697	1,523	1,443
	Other Loans	—	20	238	301	360	445
	Total Commercial mortgage and other loans, net of allowance for credit losses (1)	10,554	11,721	13,496	12,527	10,869	9,765

	Equity Securities, at FV through net earnings	1,283	1,603	1,091	1,088	796	887

[2]	Alternatives (2)	919	1,703	2,107	2,619	3,167	3,809

	Total Portfolio	$128,812	$122,396	$111,219	$104,742	$94,887	$95,844

Unrealized Gains (Losses) on Invested Assets
(In Millions)

	December 31,
	2020	2021	2022	2023	2024	2025
Fixed Maturity Securities:
Available For Sale - Gross Gains	$14,771	$13,566	$4,800	$6,050	$5,308	$4,782
Available For Sale - Gross Losses	(481)	(239)	(4,528)	(3,449)	(4,128)	(5,924)
Total Available For Sale	14,290	13,327	272	2,601	1,180	(1,142)

Held to Maturity - Gross Gains	5,935	4,869	2,154	1,838	815	87
Held to Maturity - Gross Losses	—	—	—	—	(9)	(731)
Total Held to Maturity	$5,935	$4,869	$2,154	$1,838	$806	$(644)

Credit Ratings on Fixed Maturities
(At Amortized Cost)

	December 31,
Credit Rating:	2020	2021	2022	2023	2024	2025

AAA	1.0%	1.0%	1.6%	1.6%	1.5%	1.1%
AA	4.5	5.1	5.2	5.7	6.0	6.6
A	69.3	68.9	68.0	68.1	68.0	69.0
BBB	21.9	22.5	23.0	22.9	22.9	21.9
BB or Lower	3.3	2.5	2.2	1.7	1.6	1.4
	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
(1) Presented at amortized cost, net of reserves beginning in 2020
(2) Presented at carrying value; includes asset classes such as private equity and real estate funds managed by Global Investments; excludes Corporate driven activity, policy loans, short-term investments, real estate owned assets and FHLB equity balances

Aflac Incorporated and Subsidiaries

	Supplemental Investment Data by Segment

		December 31,						3 Months Ended December 31,
		2020	2021	2022	2023	2024	2025	2024	2025
	Aflac Japan:
[1]	Invested assets (in millions) (1)	¥11,936,087	¥12,405,531	¥12,617,181	¥12,127,531	¥11,881,515	¥11,994,018	¥11,881,515	¥11,994,018
[2]	Return on average invested assets (2)	2.38%	2.72%	2.78%	2.90%	3.33%	3.22%	3.35%	3.23%
[3]	Portfolio book yield at end of period (3)	2.59%	2.60%	3.06%	3.18%	3.22%	3.26%	3.22%	3.26%
	Total purchases for period (in millions) (3)	¥714,124	¥952,038	¥716,964	¥378,541	¥735,141	¥1,744,625	¥88,037	¥178,219
[4]	New money yield (3)(4)	3.75%	3.50%	4.48%	5.18%	6.11%	4.17%	8.01%	5.96%

	Aflac U.S.:
	Invested assets (in millions) (1)	$14,848	$15,841	$16,772	$17,075	$17,341	$17,373	$17,341	$17,373
	Return on average invested assets (2)	4.90%	4.87%	4.72%	4.88%	5.00%	4.94%	5.01%	4.88%
	Portfolio book yield at end of period (3)	5.18%	4.94%	5.39%	5.53%	5.58%	5.47%	5.58%	5.47%
	Total purchases for period (in millions) (3)	$1,050	$2,130	$1,701	$907	$934	$1,156	$48	$183
	New money yield (3)(4)	3.04%	3.41%	5.16%	7.56%	6.90%	6.73%	9.41%	6.77%

[5]	Hedge Costs/Income Metrics (5)(6)

[6]		December 31,						3 Months Ended December 31,
		2020	2021	2022	2023	2024	2025	2024	2025
	Aflac Japan:
[7]	FX hedged notional at end of period (in billions) - forwards (7)	$6.0	$6.4	$4.1	$—	$—	$0.9	$—	$0.9
	FX hedged notional at end of period (in billions) - put options	13.1	11.6	13.5	24.7	24.2	25.0	24.2	25.0
	Amortized hedge costs for period (in millions)	(206)	(76)	(112)	(157)	(26)	(45)	(7)	(14)

	Corporate and Other (Parent Company):
	FX hedged notional at end of period (in billions) - forwards (7)	$5.0	$5.0	$5.0	$2.6	$1.8	$1.8	$1.8	$1.8
	FX hedged notional at end of period (in billions) - put options	2.0	1.9	2.6	0.5	—	—	—	—
	Amortized hedge income (costs) for period (in millions)	97	57	68	122	113	98	25	18
(1) Invested assets, including cash and short term investments, are stated at amortized cost; except for equities, which are at fair value.
(2) Net of investment expenses and amortized hedge costs, year-to-date number reflected on a quarterly average basis.
(3) Includes fixed maturity securities, commercial mortgage and other loans, equity securities, and excludes alternative investments in limited partnerships, and any impacts from hedging activities.
(4) Reported on a gross yield basis; excludes investment expenses, external management fees, and amortized hedge costs.
(5) See non-U.S. GAAP financial measures for definition of amortized hedge costs/income. Further, the metrics in this table are split to show the hedging of the market value of a portion of the USD investments in Japan Segment’s "USD Program" in the "Japan Segment Portfolio Allocation by Currency" table on page 13 of this supplement as well as the corporate hedging activities at Aflac Incorporated.
(6) Aflac Japan and the Parent Company utilize foreign currency forwards and options to hedge foreign currency exchange rate risk. The hedge cost/income on the table above reflects our FX forward protection of the hedged USD portfolio, and hedge costs on one sided options used as caps, and on tail-risk put options.
(7) Notional is reported net of any offsetting positions within Aflac Japan or the Parent Company, respectively.

Aflac Incorporated and Subsidiaries

[1]	Japan Segment Portfolio Allocation by Currency (1)
	(U.S. GAAP Basis)
	(In Millions)

		December 31, 2024		December 31, 2025
		Amortized Cost (3)	Fair Value	Amortized Cost (3)	Fair Value

	JGB	$31,951	$32,844	$30,698	$27,313
	Other	16,867	17,145	16,870	16,036
	Total yen denominated	48,818	49,989	47,568	43,349

	USD Program	21,303	23,501	23,503	25,855
	Other	1,645	2,406	1,632	2,398
	Total US dollar denominated	22,948	25,907	25,135	28,253

	Total	$71,766	$75,896	$72,703	$71,602

[2]	Distribution of Consolidated Fixed Maturities by Sector (2)
	(In millions)

				December 31, 2025
[3]				Amortized Cost (3)	% of Total

	Government and agencies			$33,752	41.5%
	Municipalities			2,276	2.8
	Mortgage- and asset-backed securities			4,195	5.2
	Public utilities:			6,895	8.5
	Electric			5,457	6.7
	Natural Gas			892	1.1
	Other			546	0.7
	Sovereign and supranational			765	0.9
	Banks/financial institutions:			9,054	11.1
	Banking			5,105	6.2
	Insurance			1,866	2.3
	Other			2,083	2.6
	Other corporate:			24,446	30.0
	Basic Industry			2,031	2.4
	Capital Goods			2,748	3.4
	Communications			2,630	3.2
	Consumer Cyclical			1,875	2.3
	Consumer Non-Cyclical			5,794	7.1
	Energy			2,327	2.9
	Other			982	1.2
	Technology			3,229	4.0
	Transportation			2,830	3.5
	Total fixed maturity securities			$81,383	100.0%
(1) Non-U.S.dollar-denominated investments in the U.S. segment are immaterial.
(2) In the first quarter of 2023, the Utility/Energy subsector was combined with the Natural Gas subsector to better reflect the risk characteristics of those issuers and align more closely with industry benchmarks.
(3) Net of reserves

Aflac Incorporated and Subsidiaries

	Long-Term Debt Data
	Adjusted Leverage Ratios
	(In Millions)

		December 31,
		2020	2021	2022	2023	2024	2025

	Notes payable	$7,899	$7,956	$7,442	$7,364	$7,498	$8,409
	50% of subordinated debentures and perpetual bonds	(432)	(389)	(337)	(315)	(282)	(285)
	Pre-funding of debt maturities	—	—	—	(211)	—	(399)
[1]	Adjusted debt (1)	7,467	7,568	7,105	6,839	7,216	7,725

	Total Shareholders' Equity	33,559	17,031	20,140	21,985	26,098	29,490
	Accumulated other comprehensive (income) loss:
	Unrealized foreign currency translation (gains) losses	1,109	1,985	3,564	4,069	4,998	4,847
	Unrealized (gains) losses on fixed maturity securities	(10,361)	(9,602)	702	(1,139)	(24)	1,809
	Unrealized (gains) losses on derivatives	34	30	27	22	20	13
	Effect on change in discount rate assumptions	N/A	15,832	2,100	2,560	(2,006)	(8,035)
	Pension liability adjustment	284	166	36	8	(10)	(86)
	Adjusted book value (1)	$24,625	$25,442	$26,569	$27,505	$29,076	$28,038

	Total capitalization (5)	$41,458	$24,987	$27,582	$29,349	$33,596	$37,899
	Debt to capitalization	19.1%	31.8%	27.0%	25.1%	22.3%	22.2%

[2]	Adjusted capitalization ex-AOCI (1)(2)	$32,524	$33,398	$34,011	$34,658	$36,574	$36,048
	Adjusted debt to adjusted capitalization ex-AOCI	23.0%	22.7%	20.9%	19.7%	19.7%	21.4%

[3]	Adjusted capitalization (1)(3)	$31,131	$31,247	$30,411	$30,581	$31,586	$31,287
	Adjusted debt to adjusted capitalization	24.0%	24.2%	23.4%	22.4%	22.8%	24.7%

[4]	Debt Maturities (4)
	(In Millions)

		December 31, 2025
		≤ 1 year	1 > 5 years	5 > 10 years	10 > 20 years	20 years +	Total

	Senior Notes		$3,193	$2,185	$1,147	$1,278	$7,803
	Subordinated debt					575	575
	Total	$—	$3,193	$2,185	$1,147	$1,853	$8,378
(1) See non-U.S. GAAP financial measures for definition of: adjusted debt; adjusted book value; adjusted debt, including 50% of subordinated debentures and perpetual bonds; and adjusted book value, including unrealized foreign currency translation gains and losses and pension liability adjustment
(2) Adjusted capitalization ex-AOCI is the sum of adjusted debt, including 50% of subordinated debentures and perpetual bonds, plus adjusted book value
(3) Adjusted capitalization is sum of adjusted debt, including 50% of subordinated debentures and perpetual bonds, plus adjusted book value, including unrealized foreign currency translation gains and losses and pension liability adjustment
(4) Debt maturity amounts do not include discounts, premiums, deferred charges, or capital lease obligations.
(5) Total capitalization is sum of notes payable and shareholders' equity.

Aflac Incorporated and Subsidiaries

Insurer Financial Strength Ratings

	AM Best	Moody's	S&P	JCR	R&I
U.S. Operating Companies:
Aflac of Columbus	A+	Aa3	A+	AA+	AA
Aflac of New York	A+	_	A+	_	_
Continental American Insurance Company	A+	_	_	_	_

Japan Operating Company:
Aflac Life Insurance Japan Ltd.	A+	Aa3	A+	AA+	AA

Bermuda Operating Company:
Aflac Re Bermuda Ltd.	_	_	_	AA+	_

Issuer Credit Ratings

	AM Best	Moody's	S&P	JCR	R&I
Aflac Incorporated:
Long-term Senior Debt	a	A3	A-	AA-	A+
Junior Subordinated Debt	a-	Baa1	BBB	_	A-

Aflac of Columbus:
Long-term Senior Debt	aa	_	A+	AA+	_

Aflac Life Insurance Japan, Ltd.:
Long-term Senior Debt	aa	_	A+	AA+	_

The outlook for all ratings is stable.

Aflac U.S.

Statements of Pretax Adjusted Earnings
(Before Management Fee)
(In Millions)

	Years Ended December 31,					3 Months Ended December 31,			12 Months Ended December 31,
	2020	2021	2022	2023	2024	2024	2025	% Change	2024	2025	% Change
Revenues:
Net earned premiums:
Gross premiums	$5,762	$5,540	$5,467	$5,669	$5,907	$1,467	$1,551		$5,907	$6,182
Assumed (ceded)	(4)	73	103	6	(78)	(27)	(53)		(78)	(183)
Total net earned premiums	5,758	5,614	5,570	5,675	5,829	1,441	1,498	4.0%	5,829	5,999	2.9%
Adjusted net investment income	705	754	755	820	847	213	207	(2.8)	847	830	(2.0)
Other income excl. realized foreign exchange gains (losses)	102	121	161	128	63	17	21		63	74
Total adjusted revenues	6,565	6,489	6,486	6,623	6,739	1,671	1,726	3.3	6,739	6,903	2.4

Benefits and claims:
Benefits and claims, net:
Incurred claims -direct	2,498	2,183	2,245	2,423	2,892	728	805		2,892	3,193
Incurred claims -assumed (ceded)	(1)	89	104	17	(75)	(33)	(49)		(75)	(177)
Increase in FPB -direct	271	463	326	280	—	(6)	(11)		—	(55)
Increase in FPB -assumed (ceded)	(3)	(11)	4	(5)	4	1	4		4	8
Total benefits and claims, net, excluding reserve remeasurement	N/A	2,724	2,679	2,715	2,821	691	750		2,821	2,969
Reserve remeasurement (gain) loss	N/A	(85)	(124)	(284)	(95)	(24)	(22)		(95)	(132)
Total benefits and claims, net	2,765	2,639	2,555	2,431	2,726	667	728	9.1	2,726	2,837	4.1

Adjusted expenses:
Amortization of deferred policy acquisition costs	570	442	455	490	530	134	141	5.2	530	551	4.0
Insurance commissions	576	550	553	561	563	141	147	4.3	563	564	0.2
Insurance and other expenses	1,386	1,502	1,564	1,640	1,501	399	410	2.8	1,501	1,530	1.9
Total adjusted expenses	2,532	2,494	2,573	2,691	2,594	674	698		2,594	2,645

Total benefits and adjusted expenses	5,297	5,132	5,127	5,122	5,320	1,341	1,426	6.3	5,320	5,482	3.0

Pretax adjusted earnings	$1,268	$1,356	$1,359	$1,501	$1,419	$330	$300	(9.1)%	$1,419	$1,421	0.1%

Aflac U.S.

	Balance Sheets
	(In Millions)

		December 31,
		2020	2021	2022	2023	2024	2025
	Assets:
	Investments and cash	$17,949	$18,324	$15,987	$16,718	$16,775	$17,090
[1]	Receivables, net of allowance for credit losses (1)	667	574	584	688	671	707
	Accrued investment income	172	169	184	183	178	171
	Deferred policy acquisition costs	3,450	3,366	3,463	3,573	3,656	3,732
	Other assets (1)	626	758	784	698	650	618
	Total assets	$22,864	$23,191	$21,002	$21,861	$21,930	$22,317

	Liabilities and Shareholders' Equity:
	Future policy benefits	$9,674	$14,212	$10,870	$11,234	$10,584	$10,798
	Policy and contract claims	2,010	151	200	258	376	483
	Other policy liabilities	126	119	117	107	103	97
	Deferred income taxes	235	(328)	(243)	(311)	(231)	(178)
	Other liabilities	2,016	2,010	2,080	2,062	2,055	1,621
	Shareholders' equity	8,803	7,027	7,978	8,510	9,043	9,496
	Total liabilities & shareholders' equity	$22,864	$23,191	$21,002	$21,861	$21,930	$22,317
(1) Certain reclassifications have been made to prior-year amounts to conform to current-year reporting classifications. These reclassifications had no impact on net earnings or total shareholders' equity.

Aflac U.S.

Quarterly Statements of Pretax Adjusted Earnings and Percentage Changes
(Restated to conform to current classifications)
(In Millions)

	Period	Net Earned Premiums	% Change	Adjusted NII	% Change	Total Adjusted Revenues	% Change	Benefits & Claims, Net	% Change	Amort.	% Change	Total Adjusted Expenses	% Change	Pretax Adjusted Earn.	% Change

	2020	$5,758	(0.9)%	$705	(2.1)%	$6,565	0.2%	$2,765	(3.7)%	$570	(0.5)%	$2,532	5.2%	$1,268	(0.3)%
	2021	5,614	(2.5)	754	7.0	6,489	(1.2)	2,639	(4.6)	442	(22.5)	2,494	(1.5)	1,356	6.9
	2022	5,570	(0.8)	755	0.1	6,486	—	2,555	(3.2)	455	2.9	2,573	3.2	1,359	0.2
	2023	5,675	1.9	820	8.6	6,623	2.1	2,431	(4.9)	490	7.7	2,691	4.6	1,501	10.4
	2024	5,829	2.7	847	3.3	6,739	1.8	2,726	12.1	530	8.2	2,594	(3.6)	1,419	(5.5)
	2025	5,999	2.9	830	(2.0)	6,903	2.4	2,837	4.1	551	4.0	2,645	2.0	1,421	0.1

2023	1	1,428	1.1	197	7.1	1,660	1.3	651	(2.3)	119	4.4	657	2.7	352	5.7
	2	1,425	2.2	203	5.2	1,663	2.1	645	(2.0)	120	6.2	648	3.3	369	7.6
	3	1,419	3.2	209	13.0	1,661	3.9	510	(17.2)	122	7.0	674	5.6	478	38.6
	4	1,403	1.1	211	9.9	1,639	1.1	626	2.0	129	12.2	712	6.7	302	(10.9)

2024	1	1,475	3.3	206	4.6	1,699	2.3	686	5.4	132	10.9	658	0.2	356	1.1
	2	1,455	2.1	218	7.4	1,684	1.3	680	5.4	132	10.0	621	(4.2)	383	3.8
	3	1,459	2.8	210	0.5	1,684	1.4	694	36.1	132	8.2	640	(5.0)	350	(26.8)
	4	1,441	2.7	213	0.9	1,671	2.0	667	6.5	134	3.9	674	(5.3)	330	9.3

2025	1	1,502	1.8	202	(1.9)	1,721	1.3	716	4.4	137	3.8	647	(1.7)	358	0.6
	2	1,504	3.4	207	(5.0)	1,728	2.6	712	4.7	136	3.0	628	1.1	388	1.3
	3	1,495	2.5	214	1.9	1,728	2.6	681	(1.9)	137	3.8	672	5.0	375	7.1
	4	1,498	4.0	207	(2.8)	1,726	3.3	728	9.1	141	5.2	698	3.6	300	(9.1)

Aflac U.S.

	Operating Ratios
	(Before Management Fee)

[1]		Period	12-Mo. Rolling Premium Persistency (1)	Total Benefit/ Premium	Amortization/ Premium	Total Adjusted Expenses/ Total Adjusted Revenue	Combined Ratio/ Total Adjusted Revenue	Pretax Profit Margin

		2020	79.3%	48.0%	9.9%	38.6%	80.7%	19.3%
		2021	79.7	47.0	7.9	38.4	79.1	20.9
		2022	77.3	45.9	8.2	39.7	79.0	21.0
		2023	78.6	42.8	8.6	40.6	77.3	22.7
		2024	79.3	46.8	9.1	38.5	78.9	21.1
		2025	79.2	47.3	9.2	38.3	79.4	20.6

	2023	1	77.9	45.6	8.3	39.6	78.8	21.2
		2	78.2	45.3	8.4	39.0	77.8	22.2
		3	78.7	35.9	8.6	40.6	71.2	28.8
		4	78.6	44.6	9.2	43.4	81.6	18.4

	2024	1	78.7	46.5	8.9	38.7	79.0	21.0
		2	78.7	46.7	9.1	36.9	77.3	22.7
		3	78.9	47.6	9.0	38.0	79.2	20.8
		4	79.3	46.3	9.3	40.3	80.3	19.7

	2025	1	79.3	47.7	9.1	37.6	79.2	20.8
		2	79.2	47.3	9.0	36.3	77.5	22.5
		3	79.0	45.6	9.2	38.9	78.3	21.7
		4	79.2	48.6	9.4	40.4	82.6	17.4
(1) Includes Network Dental & Vision, Consumer Markets, and Group Premier Life, Absence Management, and Disability Solutions products beginning in 2021

Aflac U.S.

Aflac U.S. Sales Results
(In Millions)

	Period	Annualized Premiums In Force	% Change	New Annualized Premiums Sales	% Change

	2020	$6,099	(3.2)%	$1,093	(30.8)%
	2021	6,003	(1.6)	1,278	16.9
	2022	5,967	(0.6)	1,483	16.1
	2023	6,161	3.3	1,558	5.0
	2024	6,383	3.6	1,543	(1.0)
	2025	6,694	4.9	1,589	3.0

2023	1	6,023	1.4	315	5.3
	2	6,064	2.3	324	6.4
	3	6,062	2.9	359	7.5
	4	6,161	3.3	559	2.6

2024	1	6,211	3.1	298	(5.2)
	2	6,239	2.9	331	2.0
	3	6,265	3.3	379	5.5
	4	6,383	3.6	534	(4.5)

2025	1	6,505	4.7	309	3.5
	2	6,506	4.3	340	2.7
	3	6,500	3.8	390	2.8
	4	6,694	4.9	551	3.1

Aflac U.S.
	Aflac U.S. Product Mix
	(New Annualized Premium Sales)
	(In Millions)
[1]		Period	Disability	% of Total	Life	% of Total	Accident	% of Total	Critical Care (1)	% of Total	Hospital Indemnity	% of Total	Dental/ Vision	% of Total	Total
		2020	$243	22.3%	$80	7.3%	$285	26.1%	$242	22.2%	$197	18.0%	$45	4.1%	$1,093
		2021	296	23.1	114	9.0	321	25.1	273	21.3	209	16.4	65	5.1	1,278
		2022	378	25.5	156	10.5	338	22.8	299	20.1	226	15.3	85	5.8	1,483
		2023	399	25.6	188	12.0	326	20.9	322	20.7	225	14.5	98	6.3	1,558
		2024	406	26.3	219	14.2	302	19.6	322	20.9	212	13.7	82	5.3	1,543
		2025	420	26.4	246	15.5	300	18.9	315	19.8	209	13.2	98	6.2	1,589

	2023	1	79	25.2	26	8.3	74	23.5	64	20.5	50	15.9	21	6.6	315
		2	80	24.8	35	10.7	73	22.4	66	20.4	46	14.3	24	7.4	324
		3	101	28.2	54	15.0	72	19.9	67	18.6	45	12.6	20	5.7	359
		4	139	24.8	73	13.0	107	19.2	124	22.2	83	14.9	33	5.9	559

	2024	1	69	23.0	32	10.8	67	22.5	66	22.1	45	15.1	19	6.5	298
		2	85	25.7	41	12.4	70	21.2	70	21.1	45	13.7	19	5.9	331
		3	109	28.8	69	18.3	67	17.7	70	18.6	45	11.9	18	4.7	379
		4	143	26.8	77	14.4	97	18.2	115	21.6	76	14.3	25	4.7	534

	2025	1	70	22.8	39	12.5	65	21.1	67	21.8	46	15.0	21	6.8	309
		2	94	27.7	45	13.1	65	19.0	74	21.8	40	11.9	22	6.5	340
		3	130	31.8	76	19.3	66	16.9	55	15.9	41	10.5	22	5.6	390
		4	126	22.7	86	15.7	105	19.0	119	21.7	82	14.8	33	6.1	551

Aflac U.S. Sales Force Data
		Recruited Agents			Average Weekly Producer Equivalents	Productivity (Production/ Avg. Weekly Producers)
	Period	Career	Broker	Total
	2020	11,826	1,861	13,687	5,918	184,706
	2021	10,641	5,445	16,086	5,993	213,235
	2022	9,550	1,500	11,050	6,186	239,786
	2023	10,103	1,463	11,566	6,239	249,663
	2024	9,994	1,366	11,360	6,271	256,210
	2025	10,048	1,248	11,296	5,341	297,543
2023	1	2,676	348	3,024	6,108	51,525
	2	2,801	399	3,200	6,196	52,361
	3	2,407	431	2,838	6,044	59,425
	4	2,219	285	2,504	6,608	84,645
2024	1	2,330	346	2,676	5,800	51,432
	2	3,113	422	3,535	6,098	54,262
	3	2,553	335	2,888	5,890	64,336
	4	1,998	263	2,261	6,271	85,225
2025	1	2,405	340	2,745	5,146	59,985
	2	3,069	352	3,421	5,354	63,505
	3	2,549	302	2,851	5,233	74,459
	4	2,025	254	2,279	5,632	97,806
(1) Includes cancer, critical illness, and hospital intensive care products

Aflac Japan

	Statements of Pretax Adjusted Earnings
	(Before Management Fee)
	(In Millions)

		Years Ended December 31,					3 Months Ended December 31,			12 Months Ended December 31,
		2020	2021	2022	2023	2024	2024	2025	% Change	2024	2025	% Change
	Revenues:
	Net earned premiums:
	Gross premiums	¥1,409,134	¥1,290,527	¥1,246,657	¥1,212,654	¥1,159,719	¥289,757	¥283,232		¥1,159,719	¥1,133,651
	Assumed (ceded)	(55,926)	(50,864)	(48,578)	(84,838)	(109,719)	(32,332)	(30,601)		(109,719)	(124,776)
	Total net earned premiums	1,353,208	1,239,663	1,198,079	1,127,816	1,050,000	257,425	252,631	(1.9)%	1,050,000	1,008,875	(3.9)%
[1]	Net investment income: (1)
	Yen denominated	138,397	138,513	149,449	138,073	133,059	31,270	31,982	2.3	133,059	133,651	0.4
	US$ denominated	167,541	202,905	215,171	247,277	280,628	71,159	67,588	(5.0)	280,628	258,933	(7.7)
	Net investment income	305,938	341,419	364,621	385,352	413,687	102,429	99,569	(2.8)	413,687	392,584	(5.1)
[2]	Amortized hedge costs on foreign investments (2)	(22,816)	(8,391)	(13,155)	(19,773)	(3,755)	(1,004)	(2,138)	112.9	(3,755)	(6,754)	79.9
	Adjusted net investment income	283,122	333,028	351,466	365,579	409,932	101,425	97,431	(3.9)	409,932	385,830	(5.9)
	Other income excl. realized foreign currency gains (losses)	4,497	4,512	4,442	4,720	4,109	1,085	1,170		4,109	4,739
	Total adjusted revenues	1,640,827	1,577,203	1,553,988	1,498,115	1,464,041	359,935	351,231	(2.4)	1,464,041	1,399,444	(4.4)

	Benefits and claims:
	Benefits and claims, net:
	Incurred claims -direct	734,471	743,247	788,572	781,774	815,894	198,831	208,831		815,894	854,566
	Incurred claims -assumed (ceded)	(37,806)	(31,798)	(36,141)	(70,748)	(82,320)	(25,566)	(25,097)		(82,320)	(102,280)
	Increase in FPB -direct	260,200	149,084	73,592	44,121	(26,672)	(4,588)	(23,594)		(26,672)	(100,493)
	Increase in FPB -assumed (ceded)	(11,377)	(11,425)	(5,618)	2,226	13,877	5,304	6,803		13,877	26,091
	Total benefits and claims, net, excluding reserve remeasurement	N/A	849,108	820,405	757,373	720,780	173,982	166,943		720,780	677,884
	Reserve remeasurement (gain) loss	N/A	(6,879)	(13,337)	(13,072)	(64,197)	(2,723)	(2,685)		(64,197)	(79,134)
	Total benefits and claims, net	945,487	842,229	807,068	744,301	656,583	171,258	164,258	(4.1)	656,583	598,750	(8.8)

	Adjusted expenses:
	Amortization of deferred policy acquisition costs	68,818	43,131	44,123	45,840	48,581	12,040	12,140	0.8	48,581	48,397	(0.4)
	Insurance commissions	79,036	77,449	73,482	68,751	65,889	16,105	15,272	(5.2)	65,889	63,897	(3.0)
	Insurance and other expenses	199,606	202,586	198,493	182,364	165,314	46,688	49,734	6.5	165,314	174,718	5.7
	Total adjusted expenses	347,460	323,166	316,097	296,955	279,784	74,834	77,146		279,784	287,012

	Total benefits and adjusted expenses	1,292,947	1,165,395	1,123,165	1,041,256	936,367	246,093	241,404	(1.9)	936,367	885,762	(5.4)

	Pretax adjusted earnings	¥347,881	¥411,808	¥430,823	¥456,859	¥527,675	¥113,843	¥109,829	(3.5)%	¥527,675	¥513,683	(2.7)%
(1) Includes the net interest cash flows from derivatives associated with certain investment strategies
(2) See non-U.S. GAAP financial measures for the definition of amortized hedge costs/income

Aflac Japan

	Statements of Pretax Adjusted Earnings
	(Before Management Fee)
	(In Millions)

		Years Ended December 31,					3 Months Ended December 31,			12 Months Ended December 31,
		2020	2021	2022	2023	2024	2024	2025	% Change	2024	2025	% Change
	Revenues:
	Net earned premiums
	Gross premiums	$13,193	$11,765	$9,558	$8,649	$7,654	$1,901	$1,837		$7,654	$7,578
	Assumed (ceded)	(524)	(463)	(372)	(602)	(724)	(212)	(198)		(724)	(834)
	Total net earned premiums	12,670	11,301	9,186	8,047	6,930	1,689	1,639	(3.0)%	6,930	6,744	(2.7)%
[1]	Net investment income (1)
	Yen denominated	1,296	1,262	1,140	985	879	206	207	0.5	879	894	1.7
	US$ denominated	1,569	1,845	1,641	1,755	1,849	467	438	(6.2)	1,849	1,732	(6.3)
	Net investment income	2,865	3,107	2,782	2,739	2,727	672	645	(4.0)	2,727	2,626	(3.7)
[2]	Amortized hedge costs on foreign investments (2)	(206)	(76)	(112)	(157)	(26)	(7)	(14)	100.0	(26)	(45)	73.1
	Adjusted net investment income	2,659	3,031	2,669	2,582	2,701	665	631	(5.1)	2,701	2,581	(4.4)
	Other income excl. realized foreign currency gains (losses)	42	41	35	35	28	8	8		28	32
	Total adjusted revenues	15,371	14,373	11,890	10,664	9,659	2,362	2,278	(3.6)	9,659	9,357	(3.1)

	Benefits and claims:
	Benefits and claims, net
	Incurred claims -direct	6,875	6,776	6,038	5,582	5,390	1,305	1,355		5,390	5,707
	Incurred claims -assumed (ceded)	(354)	(290)	(275)	(502)	(543)	(167)	(163)		(543)	(684)
	Increase in FPB -direct	2,437	1,356	562	314	(184)	(31)	(155)		(184)	(671)
	Increase in FPB -assumed (ceded)	(107)	(104)	(43)	15	99	41	45		99	175
	Total benefits and claims, net, excluding reserve remeasurement	N/A	7,738	6,282	5,409	4,761	1,147	1,082		4,761	4,528
	Reserve remeasurement (gain) loss	N/A	(62)	(91)	(96)	(444)	(23)	(16)		(444)	(529)
	Total benefits and claims, net	8,851	7,675	6,191	5,313	4,317	1,124	1,066	(5.2)	4,317	3,999	(7.4)

	Adjusted expenses:
	Amortization of deferred policy acquisition costs	644	393	338	326	321	79	78	(1.3)	321	323	0.6
	Insurance commissions	740	706	563	491	435	105	99	(5.7)	435	427	(1.8)
	Insurance and other expenses	1,873	1,843	1,517	1,300	1,092	307	323	5.2	1,092	1,168	7.0
	Total adjusted expenses	3,257	2,942	2,417	2,117	1,848	491	500		1,848	1,918

	Total benefits and adjusted expenses	12,108	10,618	8,609	7,430	6,165	1,615	1,566	(3.0)	6,165	5,917	(4.0)

	Pretax adjusted earnings	$3,263	$3,756	$3,281	$3,234	$3,494	$747	$712	(4.7)%	$3,494	$3,440	(1.5)%
(1) Includes the net interest cash flows from derivatives associated with certain investment strategies.
(2) See non-U.S. GAAP financial measures for definition of amortized hedge costs/income.

Aflac Japan

Balance Sheets
(In Millions)

	December 31,
	2020	2021	2022	2023	2024	2025
Assets:

Investments and cash	¥13,080,154	¥13,645,902	¥12,777,746	¥12,566,939	¥12,216,793	¥11,941,237
Receivables, net of allowance for credit losses	20,782	22,439	23,138	24,848	31,172	26,100
Accrued investment income	62,722	67,493	76,489	74,666	77,899	82,868
Deferred policy acquisition costs	723,579	745,510	766,506	788,394	806,920	830,075
Other assets	320,351	386,832	387,065	946,644	1,136,609	981,002

Total assets	¥14,207,588	¥14,868,176	¥14,030,944	¥14,401,491	¥14,269,393	¥13,861,283

Liabilities and Shareholders' Equity:

Future policy benefits	¥9,175,501	¥11,755,704	¥10,315,140	¥10,444,044	¥9,630,864	¥8,234,312
Policy and contract claims	328,778	—	28	465	754	1,029
Unearned premiums	361,010	284,045	227,732	192,595	189,583	195,068
Other policyholders' funds	808,429	877,690	880,989	874,854	863,699	852,379
Income taxes (prim. deferred)	478,969	36,166	114,688	95,297	136,262	236,939
Other liabilities	253,219	502,633	575,554	576,879	526,477	850,287
Shareholders' equity	2,801,682	1,411,938	1,916,812	2,217,357	2,921,754	3,491,267

Total liabilities & shareholders' equity	¥14,207,588	¥14,868,176	¥14,030,944	¥14,401,491	¥14,269,393	¥13,861,283

Aflac Japan

Balance Sheets
(In Millions)

	December 31,
	2020	2021	2022	2023	2024	2025
Assets:

Investments and cash	$126,378	$118,639	$96,290	$88,606	$77,233	$76,273
Receivables, net of allowance for credit losses	201	195	174	175	197	167
Accrued investment income	606	587	576	526	492	529
Deferred policy acquisition costs	6,991	6,482	5,776	5,559	5,102	5,302
Other assets	3,095	3,363	2,917	6,675	7,186	6,266

Total assets	$137,271	$129,266	$105,734	$101,541	$90,210	$88,537

Liabilities and Shareholders' Equity:

Future policy benefits	$88,652	$102,206	$77,733	$73,638	$60,885	$52,595
Policy and contract claims	3,177	—	—	3	5	7
Unearned premiums	3,488	2,470	1,716	1,358	1,199	1,245
Other policyholders' funds	7,811	7,631	6,639	6,169	5,460	5,445
Income taxes (prim. deferred)	4,630	314	781	619	884	1,541
Other liabilities	2,447	4,369	4,337	4,067	3,328	5,431
Shareholders' equity	27,068	12,276	14,528	15,687	18,449	22,272

Total liabilities & shareholders' equity	$137,271	$129,266	$105,734	$101,541	$90,210	$88,537

Aflac Japan

Quarterly Statements of Pretax Adjusted Earnings and Percentage Changes
(In Millions)

	Period	Net Earned Premiums	% Change	Adjusted NII	% Change	Total Adjusted Revenues	% Change	Benefits & Claims, Net	% Change	Amort.	% Change	Total Adjusted Expense	% Change	Pretax Adjusted Earn.	% Change

	2020	¥1,353,208	(2.8)%	¥283,122	4.4%	¥1,640,827	(1.7)%	¥945,487	(2.3)%	¥68,818	(11.0)%	¥347,459	0.4%	¥347,881	(2.0)%
	2021	1,239,663	(8.4)	333,028	17.6	1,577,203	(3.9)	842,229	(10.9)	43,131	(37.3)	323,166	(7.0)	411,808	18.4
	2022	1,198,079	(3.4)	351,466	5.5	1,553,988	(1.5)	807,068	(4.2)	44,123	2.3	316,097	(2.2)	430,823	4.6
	2023	1,127,816	(5.9)	365,579	4.0	1,498,115	(3.6)	744,301	(7.8)	45,840	3.9	296,955	(6.1)	456,859	6.0
	2024	1,050,000	(6.9)	409,932	12.1	1,464,041	(2.3)	656,583	(11.8)	48,581	6.0	279,784	(5.8)	527,675	15.5
	2025	1,008,875	(3.9)	385,830	(5.9)	1,399,444	(4.4)	598,750	(8.8)	48,397	(0.4)	287,012	2.6	513,683	(2.7)

2023	1	287,048	(5.9)	80,931	2.4	369,145	(4.1)	192,270	(7.1)	11,281	3.6	72,625	(5.8)	104,251	3.2
	2	283,377	(6.2)	87,963	(6.4)	372,544	(6.2)	186,310	(9.0)	11,359	3.6	72,808	(7.9)	113,426	(0.1)
	3	285,305	(2.8)	98,866	7.2	385,363	(0.5)	185,855	(5.2)	11,435	3.3	73,068	(5.7)	126,440	11.4
	4	272,085	(8.5)	97,819	13.5	371,063	(3.5)	179,866	(9.7)	11,766	5.0	78,454	(4.9)	112,742	9.7

2024	1	269,859	(6.0)	96,551	19.3	367,593	(0.4)	180,873	(5.9)	12,289	8.9	66,157	(8.9)	120,564	15.6
	2	267,319	(5.7)	112,987	28.4	381,181	2.3	178,904	(4.0)	11,995	5.6	67,754	(6.9)	134,523	18.6
	3	255,397	(10.5)	98,969	0.1	355,332	(7.8)	125,548	(32.4)	12,257	7.2	71,039	(2.8)	158,745	25.5
	4	257,425	(5.4)	101,425	3.7	359,935	(3.0)	171,258	(4.8)	12,040	2.3	74,834	(4.6)	113,843	1.0

2025	1	256,464	(5.0)	89,222	(7.6)	346,482	(5.7)	168,645	(6.8)	12,097	(1.6)	67,821	2.5	110,017	(8.7)
	2	254,574	(4.8)	101,145	(10.5)	357,488	(6.2)	169,409	(5.3)	12,132	1.1	73,768	8.9	114,310	(15.0)
	3	245,206	(4.0)	98,032	(0.9)	344,243	(3.1)	96,438	(23.2)	12,028	(1.9)	68,277	(3.9)	179,527	13.1
	4	252,631	(1.9)	97,431	(3.9)	351,231	(2.4)	164,258	(4.1)	12,140	0.8	77,146	3.1	109,829	(3.5)

Aflac Japan

	Operating Ratios
	(Before Management Fee)

[1]		Period	12-Month Rolling Premium Persistency (1)	Total Benefit/ Premium	Total Benefit/ Premiums (3rd sector)	Amortization/ Premium	Total Adjusted Expenses/ Total Adjusted Revenue	Combined Ratio/ Total Adjusted Revenue	Pretax Profit Margin

		2020	95.1%	69.9%	59.7%	5.1%	21.2%	78.8%	21.2%
		2021	94.3	67.9	58.7	3.5	20.5	73.9	26.1
		2022	94.1	67.4	58.5	3.7	20.3	72.3	27.7
		2023	93.4	66.0	56.2	4.1	19.8	69.5	30.5
		2024	93.4	62.5	53.5	4.6	19.1	64.0	36.0
		2025	93.1	59.3	49.3	4.8	20.5	63.3	36.7

	2023	1	93.9	67.0	57.7	3.9	19.7	71.8	28.2
		2	93.8	65.7	56.2	4.0	19.5	69.6	30.4
		3	93.5	65.1	54.8	4.0	19.0	67.2	32.8
		4	93.4	66.1	56.2	4.3	21.1	69.6	30.4

	2024	1	93.4	67.0	57.5	4.6	18.0	67.2	32.8
		2	93.3	66.9	57.8	4.5	17.8	64.7	35.3
		3	93.3	49.2	41.8	4.8	20.0	55.3	44.7
		4	93.4	66.5	56.9	4.7	20.8	68.4	31.6

	2025	1	93.8	65.8	56.3	4.7	19.6	68.2	31.8
		2	93.7	66.5	57.4	4.8	20.6	68.0	32.0
		3	93.3	39.3	27.8	4.9	19.8	47.8	52.2
		4	93.1	65.0	55.6	4.8	22.0	68.7	31.3
(1) Premium persistency presented on a 12-month rolling basis for all periods. Beginning January 2025, the Company implemented a new methodology of calculating persistency rate which excludes annuitizations, premium halving and waiver premium from the terminations; prior periods have not been retroactively adjusted.

Aflac Japan

Aflac Japan Sales Results
(In Millions, unless otherwise noted)

	Period	Annualized Premium In Force (Billions)	% Change	Third Sector New Annualized Premium Sales	% Change	Total New Annualized Premium Sales	% Change

	2020	¥1,426.5	(4.2)%	¥45,110	(38.1)%	¥50,852	(36.2)%
	2021	1,360.6	(4.7)	48,977	8.6	54,764	7.7
	2022	1,301.0	(4.4)	47,998	(2.0)	54,765	—
	2023	1,246.4	(4.2)	52,234	8.8	60,730	10.9
	2024	1,209.0	(3.0)	47,651	(8.8)	64,111	5.6
	2025	1,179.1	(2.5)	59,121	24.1	74,351	16.0

2023	1	1,281.4	(4.8)	10,952	2.6	13,213	10.8
	2	1,268.4	(4.8)	13,964	22.8	16,112	26.6
	3	1,257.4	(4.4)	13,606	7.7	15,600	12.4
	4	1,246.4	(4.2)	13,711	3.0	15,805	(2.6)

2024	1	1,232.6	(3.8)	10,767	(1.7)	12,534	(5.1)
	2	1,222.5	(3.6)	12,712	(9.0)	16,833	4.5
	3	1,216.7	(3.2)	11,925	(12.4)	17,522	12.3
	4	1,209.0	(3.0)	12,246	(10.7)	17,222	9.0

2025	1	1,199.1	(2.7)	10,655	(1.0)	14,112	12.6
	2	1,194.1	(2.3)	17,463	37.4	20,736	23.2
	3	1,185.7	(2.5)	15,871	33.1	19,586	11.8
	4	1,179.1	(2.5)	15,132	23.6	19,918	15.7

Aflac Japan

Aflac Japan Product Mix
(New Annualized Premium Sales)
(In Billions)

	Period	Cancer	% of Total	Medical and Other Health	% of Total	Child Endowment	% of Total	WAYS	% of Total	Ordinary Life Other	% of Total	Other	% of Total	Total

	2020	¥28.8	56.6%	¥16.4	32.2%	¥0.2	0.4%	¥0.4	0.7%	¥4.8	9.5%	¥0.3	0.6%	¥50.9
	2021	27.0	49.2	20.7	37.7	0.2	0.3	0.4	0.8	4.9	9.0	1.6	3.0	54.8
	2022	30.9	56.5	15.3	27.9	0.2	0.3	1.9	3.5	4.5	8.1	2.0	3.7	54.8
	2023	38.9	64.1	12.6	20.6	0.2	0.4	4.1	6.8	3.9	6.5	1.0	1.6	60.7
	2024	36.9	57.5	10.4	16.1	0.1	0.2	1.4	2.2	14.8	23.0	0.6	1.0	64.1
	2025	50.0	67.2	8.8	11.9	0.1	0.1	0.8	1.1	14.2	19.1	0.5	0.6	74.4

2023	1	7.9	59.9	2.8	21.4	0.1	0.6	1.2	8.9	1.0	7.3	0.2	1.9	13.2
	2	10.9	67.7	2.9	17.9	0.1	0.4	1.0	6.6	1.0	6.1	0.2	1.3	16.1
	3	10.3	65.6	3.2	20.4	0.1	0.4	0.9	6.0	0.9	6.1	0.2	1.5	15.6
	4	9.9	62.5	3.7	23.2	—	0.3	0.9	6.0	1.1	6.6	0.2	1.4	15.8

2024	1	7.9	63.2	2.7	21.4	—	0.3	0.7	5.3	1.0	8.1	0.2	1.7	12.5
	2	9.9	58.8	2.7	16.0	—	0.2	0.4	2.3	3.7	21.8	0.1	0.9	16.8
	3	9.7	55.1	2.2	12.4	—	0.1	0.1	0.8	5.4	30.8	0.1	0.8	17.5
	4	9.4	54.5	2.7	16.1	—	0.1	0.2	1.3	4.7	27.1	0.1	0.9	17.2

2025	1	8.4	59.7	2.1	15.3	—	0.1	0.2	1.8	3.2	22.3	0.1	0.8	14.1
	2	15.1	73.0	2.2	10.9	—	0.1	0.2	1.1	3.0	14.4	0.1	0.5	20.7
	3	13.7	70.0	2.1	10.7	—	0.1	0.2	1.0	3.5	17.7	0.1	0.5	19.6
	4	12.7	63.9	2.3	11.5	—	0.1	0.1	0.7	4.6	23.1	0.2	0.7	19.9

Aflac Japan

	Aflac Japan Sales Force Data

			Number of Agencies by Type				Sales Contribution by Agency Type
[1]		Period	Individual/ Independent Corporate	Affiliated Corporate	Bank	Total	Individual/ Independent Corporate	Affiliated Corporate	Bank	Licensed Sales Associates (1)	Recruited Agencies

		2020	7,231	1,312	361	8,904	52.3%	42.6%	5.1%	111,886	48
		2021	6,779	1,283	360	8,422	51.1	43.7	5.2	111,854	62
		2022	6,159	1,239	359	7,757	49.5	46.5	4.0	110,259	38
		2023	5,751	1,203	360	7,314	46.7	50.0	3.3	113,010	24
		2024	5,384	1,166	360	6,910	48.2	48.6	3.2	113,836	50
		2025	5,155	1,125	358	6,638	47.5	49.2	3.3	111,915	236

	2023	1	6,056	1,232	359	7,647	50.9	45.4	3.7	109,769	4
		2	5,947	1,219	360	7,526	44.8	52.5	2.7	112,593	5
		3	5,843	1,211	360	7,414	44.4	51.9	3.7	112,795	6
		4	5,751	1,203	360	7,314	47.7	49.2	3.1	113,010	9

	2024	1	5,659	1,191	360	7,210	48.9	48.0	3.1	112,645	12
		2	5,542	1,180	360	7,082	49.5	48.4	2.1	114,424	12
		3	5,464	1,176	360	7,000	46.2	50.2	3.6	114,473	19
		4	5,384	1,166	360	6,910	48.5	47.7	3.8	113,836	7

	2025	1	5,300	1,155	358	6,813	52.8	43.8	3.4	112,996	18
		2	5,225	1,141	358	6,724	46.8	50.4	2.8	111,387	76
		3	5,213	1,136	358	6,707	45.1	51.4	3.5	111,736	73
		4	5,155	1,125	358	6,638	47.0	49.5	3.5	111,915	69
(1) Excludes Dai-ichi Life, banks, Japan Post Group and Daido Life

Aflac Japan

	Yen/Dollar Exchange Rates

[1]		Period	Closing Rate(1)	Quarterly Average	Yearly Cumulative Average	% Change

		2020	103.50	N/A	106.86	2.1%
		2021	115.02	N/A	109.79	(2.7)
		2022	132.70	N/A	130.17	(15.7)
		2023	141.83	N/A	140.57	(7.4)
		2024	158.18	N/A	150.97	(6.9)
		2025	156.56	N/A	149.32	1.1

	2023	1	133.53	132.30	132.30	(12.2)
		2	144.99	137.53	134.97	(9.0)
		3	149.58	144.97	138.38	(8.5)
		4	141.83	148.11	140.57	(7.4)

	2024	1	151.41	148.67	148.67	(11.0)
		2	161.07	155.70	152.30	(11.4)
		3	142.73	147.95	150.60	(8.1)
		4	158.18	152.35	150.97	(6.9)

	2025	1	149.52	152.40	152.40	(2.4)
		2	144.81	144.60	148.32	2.7
		3	148.88	147.68	148.03	1.7
		4	156.56	154.20	149.32	1.1
(1) Closing rate is based on the latest available and published MUFG Bank Ltd. TTM mid-day exchange rate.

Corporate and Other

	Statements of Pretax Adjusted Earnings
	(Before Management Fee)
	(In Millions)

		Years Ended December 31,					3 Months Ended December 31,			12 Months Ended December 31,
		2020	2021	2022	2023	2024	2024	2025	% Change	2024	2025	% Change
	Revenues:
	Total net earned premiums	$194	$180	$145	$400	$680	$201	$188	(6.5)%	$680	$806	18.5%
[1]	Net investment income (1)	80	(73)	30	(77)	201	55	64	16.4	201	368	83.1
[2]	Amortized hedge income (2)	97	57	68	121	113	26	18	(30.8)	113	98	(13.3)
	Adjusted net investment income	177	(16)	98	44	314	81	82	1.2	314	466	48.4
	Other income	13	11	24	15	13	2	2	—	13	5	(61.5)
	Total adjusted revenues	384	175	267	460	1,007	284	272	(4.2)	1,007	1,277	26.8

	Benefits and expenses:
	Total benefits and claims, net, excluding reserve remeasurement	180	161	141	470	426	128	107	(16.4)	426	491	15.3
	Reserve remeasurement (gain) loss	—	—	—	(3)	(19)	4	2	(50.0)	(19)	(33)	(73.7)
	Total benefits and claims, net	180	161	141	467	407	132	109	(17.4)	407	458	12.5

	Interest expense	164	165	162	144	156	43	59	37.2	156	210	34.6
	Other adjusted expenses	155	142	181	273	412	113	135	19.5	412	508	23.3
	Total benefits and adjusted expenses	499	469	485	885	975	288	303	5.2	975	1,176	20.6

	Pretax adjusted earnings	$(115)	$(293)	$(218)	$(425)	$32	$(4)	$(31)	(675.0)%	$32	$101	215.6%
(1) The change in value of federal historic rehabilitation and solar investments in partnerships of $43 and $46 for the three-month periods and $65 and $165 for the twelve-month periods ended December 31, 2025, and 2024, respectively, is included as a reduction to net investment income. Tax credits on these investments of $45 and $22 for the three-month periods and $69 and $164 for the twelve-month periods ended December 31, 2025, and 2024, respectively, have been recorded as an income tax benefit in the consolidated statement of earnings.
(2) See non-U.S. GAAP financial measures for the definition of amortized hedge cost/income

Non-U.S. GAAP Financial Measures

This document includes references to the Company’s financial performance measures which are not calculated in accordance with United States generally accepted accounting principles (U.S. GAAP) (non-U.S. GAAP). The financial measures exclude items that the Company believes may obscure the underlying fundamentals and trends in insurance operations because they tend to be driven by general economic conditions and events or related to infrequent activities not directly associated with insurance operations.
Due to the size of Aflac Japan, where the functional currency is the Japanese yen, fluctuations in the yen/dollar exchange rate can have a significant effect on reported results. In periods when the Japanese yen weakens, translating Japanese yen into U.S. dollars results in fewer U.S. dollars being reported. When the Japanese yen strengthens, translating Japanese yen into U.S. dollars results in more U.S. dollars being reported. Consequently, Japanese yen weakening has the effect of suppressing current period results in relation to the comparable prior period, while Japanese yen strengthening has the effect of magnifying current period results in relation to the comparable prior period. A significant portion of the Company’s business is conducted in Japanese yen and never converted into U.S. dollars but translated into U.S. dollars for U.S. GAAP reporting purposes, which results in foreign currency impact to earnings, cash flows and book value on a U.S. GAAP basis. Management evaluates the Company's financial performance both including and excluding the impact of foreign currency translation to monitor, respectively, cumulative currency impacts and the currency-neutral operating performance over time. The average yen/dollar exchange rate is based on the published MUFG Bank, Ltd. telegraphic transfer middle rate (TTM).
The Company defines the non-U.S. GAAP financial measures included in this document as follows:

•
Adjusted book value is the U.S. GAAP book value (representing total shareholders’ equity), less accumulated other comprehensive income as recorded on the U.S. GAAP balance sheet. Adjusted book value per common share is adjusted book value at the period end divided by the ending outstanding common shares for the period presented. The Company considers adjusted book value and adjusted book value per common share important as they exclude accumulated other comprehensive income, which fluctuates due to market movements that are outside management’s control. The most comparable U.S. GAAP financial measures for adjusted book value and adjusted book value per common share are total book value and total book value per common share, respectively.

Adjusted book value excluding foreign currency remeasurement is the U.S. GAAP book value (representing total shareholders’ equity), less accumulated other comprehensive income as recorded on the U.S. GAAP balance sheet and excluding the cumulative (beginning January 1, 2021) foreign currency gains/losses associated with i) foreign currency remeasurement and ii) sales and redemptions of invested assets. Adjusted book value excluding foreign currency remeasurement per common share is adjusted book value excluding foreign currency remeasurement at the period end divided by the ending outstanding common shares for the period presented. The Company considers adjusted book value excluding foreign currency remeasurement and adjusted book value excluding foreign currency remeasurement per common share important as they exclude both accumulated other comprehensive income and the cumulative foreign currency remeasurement gains/losses, which fluctuate due to market movements that are outside management's control. The most comparable U.S. GAAP financial measures for adjusted book value excluding foreign currency remeasurement and adjusted book value excluding foreign currency remeasurement per common share are total book value and total book value per common share, respectively.

•
Adjusted book value including unrealized foreign currency translation gains and losses and pension liability adjustment is adjusted book value plus unrealized foreign currency translation gains and losses and pension liability adjustment. The Company considers adjusted book value including unrealized foreign currency translation gains and losses and pension liability adjustment important as it excludes certain components of accumulated other comprehensive income, which fluctuates due to market movements that are outside management's control; however, it includes the impact of foreign currency as a result of the significance of Aflac’s Japan operation. The most comparable U.S. GAAP financial measure for adjusted book value including unrealized foreign currency translation gains and losses and pension liability adjustment is total book value.

•
Adjusted debt is the sum of notes payable, as recorded on the U.S. GAAP balance sheet, excluding 50% of subordinated debentures and perpetual bonds and all pre-funding of debt maturities. The Company considers adjusted debt important as it measures outstanding debt consistently with expectations of the Company’s rating agency stakeholders. The most comparable U.S. GAAP financial measure for adjusted debt is notes payable.

•
Adjusted debt including 50% of subordinated debentures and perpetual bonds is the sum of notes payable, as recorded on the U.S. GAAP balance sheet, excluding pre-funding of debt maturities. The Company considers adjusted debt including 50% of subordinated debentures and perpetual bonds important as it measures outstanding debt consistently with expectations of the Company’s rating agency stakeholders. The most comparable U.S. GAAP financial measure for adjusted debt including 50% of subordinated debentures and perpetual bonds is notes payable.

•
Adjusted earnings are adjusted revenues less benefits and adjusted expenses. Adjusted earnings per share (basic or diluted) are the adjusted earnings for the period divided by the weighted average outstanding shares (basic or diluted) for the period presented. The adjustments to both revenues and expenses account for certain items that are outside of management’s control because they tend to be driven by general economic conditions and events or are related to infrequent activities not directly associated with insurance operations. Adjusted revenues are U.S. GAAP total revenues excluding adjusted net investment gains and losses. Adjusted expenses are U.S. GAAP total acquisition and operating expenses including the impact of interest from derivatives associated with notes payable but excluding any non-recurring or other items not associated with the normal course of the Company’s insurance operations and that do not reflect the Company's underlying business performance. Management uses adjusted earnings and adjusted earnings per diluted share to evaluate the financial performance of the Company’s insurance operations on a consolidated basis and believes that a presentation of these financial measures is vitally important to an understanding of the underlying profitability drivers and trends of the Company’s insurance business. The most comparable U.S. GAAP financial measures for adjusted earnings and adjusted earnings per share (basic or diluted) are net earnings and net earnings per share, respectively.

•
Adjusted earnings excluding current period foreign currency impact are computed using the average foreign exchange rate for the comparable prior-year period, which eliminates fluctuations driven solely by foreign exchange rate changes. Adjusted earnings per diluted share excluding current period foreign currency impact is adjusted earnings excluding current period foreign currency impact divided by the weighted average outstanding diluted shares for the period presented. The Company considers adjusted earnings excluding current period foreign currency impact and adjusted earnings per diluted share excluding current period foreign currency impact important because a significant portion of the Company's business is conducted in Japan and foreign exchange rates are outside management’s control; therefore, the Company believes it is important to understand the impact of translating foreign currency (primarily Japanese yen) into U.S. dollars. The most comparable U.S. GAAP financial measures for adjusted earnings excluding current period foreign currency impact and adjusted earnings per diluted share excluding current period foreign currency impact are net earnings and net earnings per share, respectively.

•
Amortized hedge costs/income represent costs/income incurred or recognized as a result of using foreign currency derivatives to hedge certain foreign currency exchange risks in the Company's Japan segment or in Corporate and other. These amortized hedge costs/income are estimated at the inception of the derivatives based on the specific terms of each contract and are recognized on a straight-line basis over the contractual term of the derivative. The Company believes that amortized hedge costs/income measure the periodic currency risk management costs/income related to hedging certain foreign currency exchange risks and are an important component of net investment income. There is no comparable U.S. GAAP financial measure for amortized hedge costs/income.

•
Adjusted net investment gains and losses are net investment gains and losses adjusted for i) amortized hedge cost/income related to foreign currency exposure management strategies and certain derivative activity, ii) net interest income/expense from foreign currency and interest rate derivatives associated with certain investment strategies, which are both reclassified to net investment income, and iii) the impact of interest from derivatives associated with notes payable, which is reclassified to interest expense as a component of total adjusted expenses. The Company considers adjusted net investment gains and losses important as it represents the remainder amount that is considered outside management’s control, while excluding the components that are within management’s control and are accordingly reclassified to net investment income and interest expense. The most comparable U.S. GAAP financial measure for adjusted net investment gains and losses is net investment gains and losses.

•
Adjusted net investment income is net investment income adjusted for i) amortized hedge cost/income related to foreign currency exposure management strategies and certain derivative activity, and ii) net interest income/expense from foreign currency and interest rate derivatives associated with certain investment strategies, which are reclassified from net investment gains and losses to net investment income. The Company considers adjusted net investment income important because it provides a more comprehensive understanding of the costs and income associated with the Company’s investments and related hedging strategies. The most comparable U.S. GAAP financial measure for adjusted net investment income is net investment income.

•
Adjusted return on equity is annualized adjusted earnings divided by average shareholders’ equity, excluding accumulated other comprehensive income. Management uses adjusted return on equity to evaluate the financial performance of the Company’s insurance operations on a consolidated basis and believes that a presentation of this financial measure is vitally important to an understanding of the underlying profitability drivers and trends of the Company’s insurance business. The Company considers adjusted return on equity important as it excludes components of accumulated other comprehensive income, which fluctuate due to market movements that are outside management's control. The most comparable U.S. GAAP financial measure for adjusted return on equity is return on equity as determined using annualized net earnings and average total shareholders’ equity.

•
Adjusted return on equity excluding foreign currency remeasurement is annualized adjusted earnings divided by average shareholders’ equity, excluding both accumulated other comprehensive income and the cumulative (beginning January 1, 2021) foreign currency gains/losses associated with i) foreign currency remeasurement and ii) sales and redemptions of invested assets. The Company considers adjusted return on equity excluding foreign currency remeasurement important because it excludes both accumulated other comprehensive income and the cumulative foreign currency remeasurement gains/losses, which fluctuate due to market movements that are outside management's control. The most comparable U.S. GAAP financial measure for adjusted return on equity excluding foreign currency remeasurement is return on equity as determined using annualized net earnings and average total shareholders’ equity.

Operational Measures

The Company defines the operational measures included in this document as follows:

Operating ratios are used to evaluate the Company's financial condition and profitability. Examples include: (1) Ratios to total adjusted revenues, which present expenses as percentage of total revenues and (2) Ratios to total premium, including benefit ratio. Operating ratios include: Benefit Ratio and Expense Ratio.

New annualized premium sales are sometimes referred to as new sales or sales. An operating measure that is not reflected on the Company's financial statements. New annualized premium sales generally represent annual premiums on policies and riders the Company sold and incremental increases from policy conversions that would be collected over a 12-month period assuming the policies remain in force for that entire period. For Aflac Japan, new annualized premium sales are determined by applications submitted during the reporting period. For Aflac U.S., new annualized premium sales are determined by applications that are issued during the reporting period. Policy conversions are defined as the positive difference in the annualized premium when a policy upgrades in the current reporting period. The Company believes that this metric is a key indicator of the Company's future source of earnings.

Annualized premiums in force is the amount of gross premium that a policyholder must pay over a full year in order to keep coverage. The growth of net earned premiums is directly affected by the change in premiums in force and by the change in weighted-average yen/dollar exchange rates. Management uses this measure as a key indicator of source of earnings.

Premium persistency is the percentage of premiums remaining in force at the end of a period, usually one year, and presented on a trailing 12-month average basis. For example, 95% persistency would mean that 95% of the premiums in force at the beginning of a period are still in force at the end of the period. The Company believes that this metric is a key driver of in force levels, which is a key measure of the size of the Company's business and future sources of earnings.

New money yield is gross yields earned on purchases of fixed maturities, loan receivables, and equities. Purchases exclude capitalized interest, securities lending/repurchase agreements, short-term/cash activity, and alternatives. New money yield for equities is based on the assumed dividend yield at the time of purchase. The new money yield for Aflac Japan excludes the impact of any derivatives and associated amortized hedge costs associated with USD-denominated investments. Management uses this metric as a leading indicator of future investment earning potential.

Return on average invested assets is net investment income as a percentage of average invested assets during the period. Management uses this metric to demonstrate how the Company's actual net investment income results represent an overall return on the portfolio to provide a more comparative metric as the size of the Company's investment portfolio changes over time.

Portfolio book yield expressed as a percentage of the investments' book value, represents the gross return expected to be realized on a security at a point in time and is calculated for fixed maturity securities, commercial mortgage and other loans and equity securities. It excludes amortized hedge costs, investments in limited partnerships and short-term securities. The yield assumes any early redemption options will be exercised. Management uses this metric to measure the future total return on the portfolio.

Average weekly producer is the total number of writing agents, including brokers, in the U.S. who have produced greater than $0.00 during the production week - excluding any manual adjustments - divided by the number of weeks in the time period. The Company believes this metric allows sales management to monitor progress and needs, as well as serve as a leading indicator of future production capacity.

Aflac U.S. productivity is total new annualized sales divided by average weekly producer and is calculated on a quarterly and annual basis. The Company believes this metric allows sales management to monitor agent progress and needs, as well as serve as a leading indicator of future production capacity.

Aflac U.S. recruited agents/brokers represent a newly contracted agent or broker who has never held a contract with the Company before or previously held a contract but has been separated from the Company for more than 365 days. The distinction between a career recruit and a broker recruit is determined by the type of contract the individual signs. The Company believes this metric is an important indicator of future production potential.